UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________
FORM 8-K

 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: February 29, 2024
(Date of earliest event reported)
 ______________________________________________________________________________
Verizon Communications Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________________________________________________

Delaware		1-8606	23-2259884
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas			10036
New York,	New York
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 395-1000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10	VZ	New York Stock Exchange
Common Stock, par value $0.10	VZ	The Nasdaq Global Select Market
4.073% Notes due 2024	VZ 24C	New York Stock Exchange
0.875% Notes due 2025	VZ 25	New York Stock Exchange
3.25% Notes due 2026	VZ 26	New York Stock Exchange
1.375% Notes due 2026	VZ 26B	New York Stock Exchange
0.875% Notes due 2027	VZ 27E	New York Stock Exchange
1.375% Notes due 2028	VZ 28	New York Stock Exchange
1.125% Notes due 2028	VZ 28A	New York Stock Exchange
2.350% Fixed Rate Notes due 2028	VZ 28C	New York Stock Exchange
1.875% Notes due 2029	VZ 29B	New York Stock Exchange
0.375% Notes due 2029	VZ 29D	New York Stock Exchange
1.250% Notes due 2030	VZ 30	New York Stock Exchange
1.875% Notes due 2030	VZ 30A	New York Stock Exchange
4.250% Notes due 2030	VZ 30D	New York Stock Exchange
2.625% Notes due 2031	VZ 31	New York Stock Exchange
2.500% Notes due 2031	VZ 31A	New York Stock Exchange
3.000% Fixed Rate Notes due 2031	VZ 31D	New York Stock Exchange
0.875% Notes due 2032	VZ 32	New York Stock Exchange
0.750% Notes due 2032	VZ 32A	New York Stock Exchange
1.300% Notes due 2033	VZ 33B	New York Stock Exchange
4.75% Notes due 2034	VZ 34	New York Stock Exchange
4.750% Notes due 2034	VZ 34C	New York Stock Exchange
3.125% Notes due 2035	VZ 35	New York Stock Exchange
1.125% Notes due 2035	VZ 35A	New York Stock Exchange
3.375% Notes due 2036	VZ 36A	New York Stock Exchange
2.875% Notes due 2038	VZ 38B	New York Stock Exchange
1.875% Notes due 2038	VZ 38C	New York Stock Exchange
1.500% Notes due 2039	VZ 39C	New York Stock Exchange
3.50% Fixed Rate Notes due 2039	VZ 39D	New York Stock Exchange
1.850% Notes due 2040	VZ 40	New York Stock Exchange
3.850% Fixed Rate Notes due 2041	VZ 41C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure
On February 29, 2024, Verizon Communications Inc. (“Verizon”) entered into two separate commitment agreements, one by and between Verizon, State Street Global Advisors Trust Company (“State Street”), as independent fiduciary of the Verizon Management Pension Plan and Verizon Pension Plan for Associates (the “Pension Plans”), and The Prudential Insurance Company of America (“Prudential”), and one by and between Verizon, State Street and RGA Reinsurance Company (“RGA”), under which the Pension Plans purchased a nonparticipating single premium group annuity contract from Prudential and a nonparticipating single premium group annuity contract from RGA to settle approximately $5.9 billion of benefit liabilities of the Pension Plans.

The purchase of the group annuity contracts closed on March 6, 2024. The group annuity contracts primarily cover a population that includes 56,000 retirees who commenced benefit payments from the Pension Plans prior to January 1, 2023 (“Transferred Participants”). Prudential and RGA each irrevocably guarantee and assume the sole obligation to make future payments to the Transferred Participants as provided under their respective group annuity contracts, with direct payments beginning July 1, 2024. Prudential and RGA will each assume 50% of the benefit obligation related to Transferred Participants, except in certain jurisdictions where Prudential will assume 100% of the benefit obligation related to Transferred Participants residing in such jurisdictions. The aggregate amount of each Transferred Participant’s payment under the group annuity contracts will be equal to the amount of each individual’s payment under the Pension Plans.

Participants in the Pension Plans who are not covered by the group annuity contracts, including management and associate retirees who commenced benefit payments on or after January 1, 2023 and active and term vested managers and associates, will not be affected by this transaction.

Transferred Participants will continue to receive their benefits from the Pension Plans until July 1, 2024, at which time Prudential will assume responsibility for administrative services, including distribution of payments to the Transferred Participants, on behalf of itself and, where applicable, RGA.

The purchase of the group annuity contracts was funded directly by assets of the Pension Plans. Verizon made additional contributions to the Pension Plans prior to the closing date of the transaction in the aggregate amount of approximately $365 million. With these contributions, the funded ratio of each of the Pension Plans does not change as a result of this transaction.

As a result of the transaction, Verizon expects to recognize a one-time non-cash pension settlement credit in the first quarter of 2024. The actual amount of the credit will depend on finalization of the actuarial and other assumptions.

The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Forward-Looking Statements
In this report we have made forward-looking statements. These statements are based on our estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations. Forward-looking statements also include those preceded or followed by the words "anticipates," "assumes," "believes," "estimates," "expects," "forecasts," "hopes," "intends," "plans," "targets" or similar expressions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	March 6, 2024	/s/ Mary-Lee Stillwell
Mary-Lee Stillwell
Senior Vice President and Controller